                                                                   EXHIBIT 10.10

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                           AGILENT TECHNOLOGIES, INC.

                                       AND

                     THE CIT GROUP/EQUIPMENT FINANCING, INC.

                               SEPTEMBER 29, 2000





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                               TABLE OF CONTENTS
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
ARTICLE I      PURCHASE AND SALE.............................................................1

        1.1    Sale And Purchase.............................................................1

               (a)    First Tranche..........................................................1

               (b)    Second Tranche.........................................................1

        1.2    Assets Conveyed...............................................................2

        1.3    Assumed Liabilities...........................................................2

        1.4    Excluded Liabilities..........................................................3

        1.5    Purchase Price And Payment Of Estimated Purchase Price........................3

        1.6    Adjustment....................................................................3

               (a)    Estimated Allocation Table.............................................3

               (b)    Statement of Adjustments; Closing Allocation Table.....................3

               (c)    Adjustment.............................................................3

               (d)    Dispute Resolution.....................................................4

        1.7    Repurchase Of Assets..........................................................4

        1.8    Net Loss Pool.................................................................5

ARTICLE II     CLOSING.......................................................................6

        2.1    Closing.......................................................................6

        2.2    Transactions On The Closing Date..............................................6

        2.3    Allocation Of Purchase Price And Final Amount.................................6

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF SELLER......................................7

        3.1    Organization Of Seller; Authority.............................................7

        3.2    Ability To Carry Out The Agreement............................................7

        3.3    Selected Financial Information................................................8

        3.4    Title To Receivables And Receivable Assets; Absence Of Liens..................8

        3.5    [Intentionally Omitted].......................................................8

        3.6    Compliance With Laws..........................................................8

        3.7    [Intentionally Omitted].......................................................9

        3.8    Taxes.........................................................................9

        3.9    Insurance.....................................................................9

        3.10   [Intentionally Omitted].......................................................9
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
        3.11   Contracts.....................................................................9

        3.12   Division Recourse............................................................10

        3.13   [Intentionally Omitted]......................................................10

        3.14   Litigation...................................................................10

        3.15   [Intentionally Omitted]......................................................10

        3.16   Receivables..................................................................10

        3.17   [Intentionally Omitted]......................................................11

        3.18   Lease Policies...............................................................11

        3.19   [Intentionally Omitted]......................................................12

        3.20   Additional Documentation Warranties..........................................12

        3.21   Disclaimer Of Other Representations And Warranties; Reliance; Knowledge......12

ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF BUYER......................................13

        4.1    Organization And Authority Of Buyer..........................................13

        4.2    Ability To Carry Out The Agreement...........................................14

        4.3    Financial Ability To Perform.................................................14

        4.4    Litigation...................................................................14

ARTICLE V      CERTAIN COVENANTS AND AGREEMENTS OF  SELLER AND BUYER........................14

        5.1    Regulatory Filings...........................................................14

        5.2    Conduct Of Business..........................................................15

        5.3    [Intentionally Omitted]......................................................15

        5.4    [Intentionally Omitted]......................................................15

        5.5    [Intentionally Omitted]......................................................15

        5.6    [Intentionally Omitted]......................................................15

        5.7    Announcement.................................................................15

        5.8    [Intentionally Omitted]......................................................15

        5.9    [Intentionally Omitted]......................................................15

        5.10   [Intentionally Omitted]......................................................15

        5.11   [Intentionally Omitted]......................................................15

        5.12   Access And Information.......................................................16
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
        5.13   [Intentionally Omitted]......................................................16

        5.14   [Intentionally Omitted]......................................................16

        5.15   [Intentionally Omitted]......................................................16

        5.16   Post-Closing Covenants And Deliveries........................................16

ARTICLE VI     CONDITIONS PRECEDENT OF SELLER...............................................18

        6.1    Representations And Warranties...............................................18

        6.2    Covenants And Agreements.....................................................18

        6.3    [Intentionally Omitted]......................................................18

        6.4    No Prohibition...............................................................18

        6.5    [Intentionally Omitted]......................................................18

        6.6    [Intentionally Omitted]......................................................18

ARTICLE VII    CONDITIONS PRECEDENT OF BUYER................................................18

        7.1    Representations And Warranties...............................................18

        7.2    Covenants And Agreements.....................................................18

        7.3    [Intentionally Omitted]......................................................18

        7.4    No Prohibition...............................................................19

        7.5    [Intentionally Omitted]......................................................19

        7.6    [Intentionally Omitted]......................................................19

ARTICLE VIII   SURVIVAL OF REPRESENTATIONS AND WARRANTIES...................................19

        8.1    Survival.....................................................................19

ARTICLE IX     INDEMNIFICATION..............................................................19

        9.1    Indemnification Of Buyer And Any Affiliate Of Buyer..........................19

        9.2    Indemnification Of Seller And Any Affiliate Of Seller........................20

        9.3    Remedies.....................................................................20

        9.4    Certain Limitations..........................................................20

        9.5    Procedures Relating To Indemnification For Third Party Claims................21

        9.6    Survival.....................................................................23

ARTICLE X      CERTAIN TAX MATTERS COVENANTS AND AGREEMENTS.................................24

        10.1   Payment Of Transaction Taxes And Filing Fees.................................24

        10.2   Pre-Effective Date Taxes.....................................................24
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
        10.3   Cooperation..................................................................24

ARTICLE XI     CONFIDENTIALITY..............................................................24

        11.1   Definition Of Confidential Information.......................................24

        11.2   Confidential Obligation......................................................25

        11.3   Permitted Disclosures........................................................25

               (a)    Governmental Disclosures..............................................25

               (b)    Syndication and Securitization........................................25

               (c)    Seller Affiliates.....................................................26

               (d)    Buyer Affiliates......................................................26

               (e)    Regulatory Requirements...............................................26

ARTICLE XII    MISCELLANEOUS................................................................26

        12.1   Expenses.....................................................................26

        12.2   Applicable Law...............................................................26

        12.3   Notices......................................................................26

        12.4   Entire Agreement.............................................................28

        12.5   Amendments...................................................................28

        12.6   Headings; References.........................................................28

        12.7   Counterparts.................................................................28

        12.8   Parties In Interest; Assignment..............................................28

        12.9   Severability; Enforcement....................................................28

        12.10  Waiver.......................................................................28

        12.11  Relationship Between The Parties.............................................29

        12.12  Construction.................................................................29

        12.13  Incorporation Of Exhibits And Schedules......................................29

        12.14  Bulk Transfer Laws...........................................................29

        12.15  Waiver Of Jury Trial.........................................................29

        12.16  Consent To Jurisdiction......................................................29

        12.17  Dispute Resolution...........................................................30

EXHIBITS

Exhibit A      Definitions..................................................................34
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
Exhibit B      Form of Assignment, Bill of Sale and Assumption of Liabilities...............42
Exhibit C      Form of Legal Opinion........................................................44
Exhibit D      Form of Services Agreement...................................................46

SCHEDULES

1.6-1          Form of Estimated Allocation Table............................................3
1.6-2          Estimated Allocation Table....................................................3
1.8            Net Loss Pool Mechanics.......................................................5
3.1(b)         Related Agreements............................................................7
3.2            Ability to carry out the Agreement............................................7
3.3(a)         Files.........................................................................8
3.3(b)         Selected Data Fields..........................................................8
3.8(a)         Taxes.........................................................................9
3.9            Insurance.....................................................................9
3.11           Material Contracts............................................................9
3.12           Division Recourse............................................................10
3.14           Litigation...................................................................10
3.16(c)        .............................................................................10
3.16(g)        .............................................................................11
3.16(h)        .............................................................................11
3.16(i)        Receivables..................................................................11
3.18           Lease Policies...............................................................12
3.20           Additional Documentation Warranties..........................................12
3.21           Persons with Seller's Knowledge..............................................13
4.2(a)         Ability to carry out Agreement...............................................14
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                                       v.

                            ASSET PURCHASE AGREEMENT

               THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of September 29, 2000, is made by and between AGILENT TECHNOLOGIES, INC. ("Seller"), a Delaware corporation, and THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Buyer"), a New York corporation. Except as otherwise expressly provided for herein, or unless the context otherwise requires, capitalized terms used herein shall have the meaning assigned to such terms in Exhibit A attached hereto.

                               W I T N E S S E T H

               WHEREAS, Seller is engaged in, among other things, the activity of leasing Equipment to third-party lessees under its name and the name Agilent Technologies and Agilent Technology Finance, operating units of Seller;

               WHEREAS, Seller desires to sell and transfer to Buyer, and Buyer desires to purchase and acquire from Seller, the Receivables owned by Seller, and the related Receivable Assets, all as more particularly described below, on the terms and subject to the conditions set forth in this Agreement; and

               NOW, THEREFORE, in consideration of the premises and the respective agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE

         1.1 SALE AND PURCHASE. Upon the terms and subject to the conditions contained herein,

               (a) FIRST TRANCHE. At the Closing provided for in Section 2.1, Seller will sell and transfer to Buyer or Buyer Designee, and Buyer will purchase and acquire from Seller, the Assets, for the Purchase Price provided in
Section 1.5 (the "First Tranche"). The terms and conditions applicable to the purchase and sale of the Assets in the First Tranche are contained in this Agreement.

               (b) SECOND TRANCHE. At the Second Closing, Seller will sell and transfer to Buyer or Buyer Designee, and Buyer will purchase and acquire from Seller, the Second Tranche Assets; and Buyer will assume the certain associated liabilities (the "Second Tranche"). The terms and conditions applicable in the Second Tranche will be substantially the same as the terms and conditions herein, with information or changes specifically relating to the Second Tranche and Second Tranche Assets (including, without limitation, Purchase Price and any modifications or amendments to this Agreement needed to effect the closing of the Second Tranche) to be included in a separate addendum to this Agreement executed by the Parties (the "Second Tranche Addendum").

         1.2 ASSETS CONVEYED. The assets to be sold and conveyed hereunder shall consist of all the right, title and interest of Seller in and to (i) the Receivables and (ii) all the rights, benefits and obligations arising from or in connection with the Receivables, which rights, benefits and obligations arise from and after the Closing Date (but not including the right to periodic and other payments described below arising prior to the Effective Date), including, without limitation, (1) title to and ownership of the Leased Equipment, including all residual interest in such Leased Equipment from the Closing Date (the "Residual Interests"), (2) rights to payments in respect of capitalized up-front taxes, late charges, excess wear and tear charges, fees, and other Receivable or Receivable-related charges invoiced and due or arising from and after the Effective Date, (3) all Collections or payments invoiced and due on or with respect to the Receivables for periods from and after the Effective Date, (4) all rights of recourse against any cosigner or under any guarantee with respect to the Receivables, (5) all documents contained in the Receivable Files relating to the Receivables, (6) the right to Security Deposits, escrow deposits or other funds, property or collateral held by Seller in connection with the Receivables or the Leased Equipment (if any), (7) all rights of Seller (if any) under any Insurance Policy relating to the Leased Equipment or any Obligor with respect to the Receivables, (8) the software embedded in or associated with or relating to the Leased Equipment that is customarily considered to be part of the Leased Equipment, (9) any commitments to extend Leases made by Seller which are made in the ordinary course of business and consistent with the Lease Policies and past practices (the "Commitments"); and (10) all proceeds in any way derived from any of the foregoing items (the items in clauses (1) through (10) are referred to herein as the "Receivable Assets"). Receivables and Receivable Assets are sometimes referred to herein collectively as the "Assets." To the extent Buyer receives Collections or payments on or after the Closing Date which are attributable to periods before the Effective Date, Buyer agrees to promptly remit same to Seller but in no event later than thirty (30) days after the receipt thereof. To the extent Seller receives Collections or payments after the Closing Date which are attributable to periods from and after the Effective Date, Seller agrees to promptly remit same to Buyer but in no event later than thirty (30) days after the receipt thereof.

        1.3 ASSUMED LIABILITIES. On the terms and subject to the conditions contained in this Agreement, at the Closing of the First Tranche, Buyer shall assume and agree to pay, perform and discharge (i) all of the obligations and liabilities of Seller under or arising out of the Receivables and the Receivable Assets, including without limitation, the Receivable Documents and the Commitments, but only to the extent that such obligations and liabilities relate to events occurring, or to performance to be made by Seller, after the Effective Date with respect to such Receivables and Receivable Assets (regardless of when the claims with respect thereto are asserted) (the "Assumed Liabilities") and
(ii) all Post-Effective Date Taxes.

        1.4 EXCLUDED LIABILITIES. Notwithstanding anything to the contrary herein, Buyer shall not assume, and Seller shall remain solely responsible for, all debts, obligations, contracts, liabilities and losses of whatever nature, whether known or unknown, disclosed or undisclosed, absolute or contingent or otherwise of Seller not expressly assumed by Buyer pursuant to Section 1.3, including, without limitation, any liability or obligation for Excluded Liabilities.

        1.5 PURCHASE PRICE AND PAYMENT OF ESTIMATED PURCHASE PRICE. The purchase price to be paid by Buyer to Seller for the Assets (the "Purchase Price") shall be equal to the Estimated Purchase Price plus or minus the Adjustment, as described in Section 1.6. Payment of the Estimated Purchase Price shall be in U.S. dollars, and shall be made on the Closing Date by wire transfer of immediately available funds to such account or accounts as have been specified by Seller to Buyer at least one (1) Business Day prior to the Closing Date.

        1.6 ADJUSTMENT.

               (a) ESTIMATED ALLOCATION TABLE. Within thirty (30) days following the Closing Date, Buyer and Seller shall agree on an allocation of the Estimated Purchase Price among the Assets, and shall attach such allocation to this Agreement as Schedule 1.6-2. Schedule 1.6-2 (the "Estimated Allocation Table") shall be substantially in the form of Schedule 1.6-1 attached hereto.

               (b) STATEMENT OF ADJUSTMENTS; CLOSING ALLOCATION TABLE. Within seventy-five (75) days following the Closing Date, Seller will prepare and deliver to Buyer the following information (a "Statement of Adjustments"): (i) a reconciliation all credit balances, property and sales tax receivables and other similar items; (ii) a list of (x) all Receivables repaid by or on behalf of the Obligor prior to the Closing Date and (y) all Equipment repossessed, sold or disposed of on or before the Closing Date (the items in clauses (x) and (y) being referred to collectively as the "Ineligible Accounts"); and (iii) a list of all adjustments to the scheduled periodic payments contained in the Selected Financial Information made prior to the Closing Date. Seller will base the adjustments referred to in clause (iii) on the occurrence of the following on or prior to the Closing Date: early product returns, revenue reversals, defaults/bad debts, property taxes and other contractual revisions to the applicable Receivables. Buyer shall make available to Seller such books, records and personnel relating to the Assets as are in the possession or under the control of Buyer as necessary to facilitate the preparation of such statement. Within ten (10) days of delivery of the Statement of Adjustments, Seller shall update the Estimated Allocation Table by reference to the information contained in the Statement of Adjustments, and shall deliver such updated table (the "Closing Allocation Table") to Buyer.

               (c) ADJUSTMENT. Seller shall calculate the Final Amount based on the Closing Allocation Table, by adjusting the Estimated Purchase Price on the basis of the reconciliation referred to in the Statement of Adjustments and by deducting amounts attributable to Ineligible Accounts (the "Adjustment"), and shall notify Buyer of the same in writing promptly thereafter (the "Adjustment Notice"). If the Adjustment is a positive number, Buyer shall pay to Seller by wire transfer the amount of such Adjustment plus all amounts theretofore received by Buyer with respect to any Ineligible Accounts, together with interest thereon from the Closing Date to the date of payment, at the Federal Funds Rate. If the Adjustment is a negative number, Seller shall pay to Buyer by wire transfer the amount of such Adjustment, together with interest from the Closing Date to the date of payment, at the Federal Funds Rate. All amounts to be paid pursuant to this Section 1.5(c) shall be paid within five (5) Business Days after the date of the Adjustment Notice, regardless of any dispute as to the Final Amount, which dispute shall be resolved in accordance with subsection
(d) below.

               (d) DISPUTE RESOLUTION. In the event Buyer disputes the Final Amount as calculated by Seller, Buyer shall, no later than thirty (30) days after the date of the Adjustment Notice, describe to Seller in reasonable written detail the basis for such dispute, and Buyer and Seller shall promptly negotiate in good faith to resolve such dispute. If such dispute is not resolved within thirty (30) days after Buyer shall have notified Seller of its basis for such dispute, then the specific matters in dispute shall be submitted to a nationally recognized accounting firm mutually acceptable to Seller and Buyer. Such firm shall resolve such dispute on the basis of the requirements set forth in this Agreement as applied to the books and records of Seller. Such firm shall be requested to provide its resolution of the matters in dispute within thirty (30) days of the submission thereof to such firm. The determination of such firm, whose costs and expenses shall be borne equally by Buyer and Seller, shall be final and determinative. Any resulting incremental Adjustment shall be paid by the applicable party within five (5) Business Days of such firm's resolution of the dispute, together with interest at the Federal Funds Rate from the Closing Date to the date of payment.

        1.7 REPURCHASE OF ASSETS.

               (a) Subject to the provisions of Section 1.7(c) and Section 1.7(d), in the event that (i) there has been a breach of any representation or warranty of Seller made in Sections 3.4, 3.16(a), 3.16(d), 3.16(h), 3.20(d), 3.20(e) and 3.20(f) in this Agreement with respect to any Receivable, Receivable Asset, or Receivable Document, as applicable; (ii) Seller shall have failed to receive any required Permit with respect to a Receivable identified on Schedule 3.16(g) on or before March 31, 2001; or (iii) any Asset shall prove to be a nonconforming lease under Regulation Y of the BHC Act in accordance with Buyer's permitted leasing powers, it shall be the obligation of Seller, upon written notice thereof by Buyer, to promptly repurchase the affected Receivable and related Receivable Asset (a "Repurchase Asset") and pay Buyer the Repurchase Price therefor. Buyer's right to cause such repurchase and repayment shall exist regardless of whether or not the Obligor is in default under the applicable Receivable but shall be in lieu of any right Buyer may have to indemnification under Section 9.1(a)(i) or any right to Recourse pursuant to Section 1.8. The obligation of Seller to repurchase a Repurchase Asset under this Section 1.7 shall constitute the sole remedy of Buyer respecting any breach of the representations and warranties of Seller made in Sections 3.4, 3.16(a), 3.16(d), 3.16(h), 3.20(d), 3.20(e) and 3.20(f). Nothing contained or implied in the foregoing shall be deemed to limit Buyer's right to indemnification contained in
Section 9.1(b) or Section 9.1(c).

               (b) Concurrently with the payment by Seller of the Repurchase Price to Buyer pursuant to Section 1.7(a) for any Repurchase Asset, Buyer shall reassign such Receivable and related Receivable Documents to Seller, without recourse and without any representation or warranty of any kind except that Buyer shall warrant that it has title to such Repurchase Asset free and clear of Liens created by or through Buyer. At the request of Seller, Buyer shall provide Seller with copies of appropriate documents, information or computerized material relating to such Repurchase Asset showing Buyer's payment records in respect thereof. All financing statements relating to such Repurchase Asset shall be reassigned to Seller and Buyer shall deliver to Seller such original copies of the Receivable Documents and Receivable File relating to such Repurchase Asset as may have been previously delivered to Buyer by Seller, together with all documents, files and information developed by Buyer relative to such Repurchase Asset. Prior to such repurchase by Seller, Buyer shall file UCC continuation statements, if appropriate, with respect to such Repurchase Asset; provided, however, that any failure of Buyer to file any such continuation statements shall not be a condition to any repurchase of such Repurchase Asset by Seller if any lapse in filing is subsequently cured by a new filing without any intervening security interest or lien, or if any such lapse in filing would not otherwise have caused a loss to Seller in respect of such Repurchase Asset, or if there is such lapse which results in any intervening security interest or lien then only to the extent of the actual loss proximately resulting therefrom. Following the repurchase of any Repurchase Asset by Seller, Buyer shall provide servicing for such Repurchase Asset pursuant to the terms of the Services Agreement.

               (c) Except with respect to an Asset described in Section 1.7(a)(iv), in lieu of Buyer's right to require Seller to repurchase any Receivable and related Receivable Asset pursuant to Section 1.7(a), at the option of Seller, with the concurrence of Buyer, Seller shall provide Buyer such additional credit support as may be reasonably acceptable to the parties, including, without limitation, guarantees by Seller with respect to such Receivable individually or on a pooled-recourse basis, or by funding a credit-loss reserve, or may elect to cure any defaults under the affected Receivable, all as may be reasonably requested by Seller and agreed to by Buyer.

               (d) Except with respect to an Asset described in Section 1.7(a)(iv), in lieu of Buyer's right to require Seller to repurchase any Receivable and related Receivable Asset pursuant to Section 1.7(a), at the option of Buyer, with the concurrence of Seller, Seller shall provide Buyer such additional credit support as may be reasonably acceptable to the parties, including, without limitation, guarantees by Seller with respect to such Receivable individually or on a pooled-recourse basis, or by funding a credit-loss reserve, or may elect to cure any defaults under the affected Receivable, all as may be reasonably requested by Buyer and agreed to by Seller.

        1.8 NET LOSS POOLS. The parties shall establish and maintain during the remaining term of the Receivables two accounting funds (each a "Pool") which shall operate as set forth in this Section 1.8. With respect to any Receivable, following the occurrence of a Trigger Event, Buyer shall have the right to payment from Seller of an amount equal to the Repurchase Price of such Receivable and the Receivable Asset relating to such Receivable, upon and subject to the provisions and limitations of this Section 1.8 and in accordance with the mechanics described in Schedule 1.8, provided that there remain, at that time, sufficient funds in an applicable Pool for payment of such amount.

               (a) Upon the Closing Date, the Pool referred to in subsection (b) below (the "Oplink Pool") shall be credited with an amount equal to $4,300,000; and the Pool referred to in subsection (c) below (the "UNL Pool") shall be credited with an amount equal to $22,000,000. The mechanics for adjustment of the amounts in the Pools shall be as set forth in Schedule 1.8. In no event shall the aggregate of the Oplink Pool and the UNL Pool be greater than 9.9% of the Final Amount.

               (b) The Oplink Pool shall be debited only in the event of a Trigger Event relating to the Oplink Receivable, and then only prior to maturity of the Oplink Receivable or release by Buyer, whichever comes first. With regard to the Oplink Receivable, Buyer agrees that it will reevaluate the Oplink Receivable Obligor's credit in accordance with its normal credit policies following an initial public offering of such Obligor's stock, and, if such credit is then acceptable to Buyer in the exercise of its reasonable discretion, Seller agrees to relinquish its right to require repurchase under this Section 1.8(b). Seller's maximum liability for all amounts paid or payable under this
Section 1.8(b) shall in no event exceed $4,300,000.

               (c) The UNL Pool shall only be debited with respect to Receivables other than the Oplink Receivable in the event of a Trigger relating to such Receivable. Seller's maximum liability for all amounts paid or payable under this Section 1.8(c) shall in no event exceed the amount at any time within the UNL Pool. With respect to any Receivable with respect to which periodic payments are more than 60 days past due on the Closing Date (a "Past Due Account"), Buyer agrees that it will use commercially reasonable collection efforts to bring current such Past Due Account prior to March 31, 2001. Provided that a Trigger Event shall have occurred and be continuing at such time, Buyer shall at any time on or prior to March 31, 2001 have the right to request payment and to receive the Repurchase Price with respect to such Past Due Account and related Receivable Asset. The parties agree that the UNL Pool shall be reduced on March 31, 2001 to an amount equal to five percent (5%) of the Purchase Price allocated to all Assets existing as of such date.

               (d) Buyer's right to receive payment pursuant to this Section 1.8 with respect to a Receivable shall be and constitute Buyer's sole remedy with respect to any breach of a representation, warranty or covenant by Seller hereunder with respect to such Receivable, and Buyer shall in no event have any rights to indemnification pursuant to Section 9.1(a)(i) with respect to such Receivable. Nothing contained or implied in the foregoing shall be deemed to limit Buyer's right to indemnification contained in Section 9.1(b) or Section 9.1(c).

                                   ARTICLE II

                                     CLOSING

        2.1 CLOSING. The closing of the transaction provided for herein (the "Closing") will take place at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, NY 10022 at 3:00 p.m. (local time) or at such other place or places as the Parties may agree on September 29, 2000 (the "Closing Date").

        2.2 TRANSACTIONS ON THE CLOSING DATE. At the Closing, the following documents shall be delivered and/or otherwise be made available to the Buyer (the "Closing Documents"):

               (a) duly executed Assignment, Bill of Sale and Assumption of Liabilities, in substantially the form of that attached as Exhibit B, transferring from Seller to Buyer or Buyer Designee title to the Assets;

               (b) Buyer shall receive from in-house counsel to Seller, a written opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit C.

               (c) UCC financing statements necessary to perfect the sale of the Assets from Seller to Buyer.

        2.3 ALLOCATION OF PURCHASE PRICE AND FINAL AMOUNT. Parties agree that the Purchase Price shall be allocated among the Assets as set forth in the Closing Allocation Table. Each of Buyer and Seller shall file its Internal Revenue Service Form 8594 (Asset Acquisition Statement Under Section 1060) on a timely basis, but no later than ninety (90) days after the Closing Date, reporting the allocation of the Purchase Price consistent with the purchase price allocation contained in the Closing Allocation Table. Buyer and Seller shall not take any position on their respective income tax returns that is inconsistent with the Closing Allocation Table.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

               Seller hereby represents and warrants to Buyer that, except as otherwise set forth in the schedules accompanying this Agreement (the "Disclosure Schedules") or as otherwise set forth herein, the statements contained in this Article III will be correct and complete (as to the information required to be set forth herein and therein) as of the Closing Date. The Disclosure Schedules will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article III and as follows:

        3.1 ORGANIZATION OF SELLER; AUTHORITY.

               (a) Seller is a corporation validly existing and in good standing under the laws of the State of Delaware, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

               (b) Seller has the full power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate to be executed by it in connection with the consummation of the transactions contemplated hereby and listed on Schedule 3.1(b) (all such other agreements, documents, instruments and certificates required to be executed by Seller or Buyer being hereinafter referred to, collectively, as the "Related Agreements," and the transactions contemplated by this Agreement and the Related Agreements being hereinafter referred to, collectively, as the "Transaction"), and to perform its obligations hereunder and thereunder. This Agreement and each of the Related Agreements to which Seller is a party has been duly authorized by all requisite corporate action by Seller. This Agreement has been duly executed and delivered by Seller and (assuming the due authorization, execution and delivery by Buyer hereof and thereof) this Agreement constitutes, and each of the Related Agreements when so executed and delivered will constitute, the valid, binding and enforceable obligations of Seller, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general equitable principles.

        3.2 ABILITY TO CARRY OUT THE AGREEMENT.

               Except as provided in Schedule 3.2, and except where failure to do so would not have a Material Adverse Effect, the execution, delivery and performance by Seller of this Agreement and the consummation of the Transaction will not:

                      (i) Subject to compliance with the applicable provisions of the HSR Act and the BHC Act, constitute the violation of any Law applicable to Seller;

                      (ii) Conflict with or violate any provision of Seller's certificate of incorporation or by-laws;

                      (iii) Conflict with, violate, result in the breach or termination of, or (after the giving of notice or the lapse of time or both) constitute a default or give rise to any right of termination or acceleration or right to increase the obligations or otherwise modify the terms under any Contract or Order of any Governmental Authority to which Seller is a party or by which Seller or any of the Assets is bound or subject;

nor, except as provided in Schedule 3.2, is the notice to or consent of any Person under any Contract, the Receivable Documents or under Federal or State Law, or the filing of any document other than the financing statements referred to in Section 2.2(c) above, which has not been obtained or made or will not be obtained or made prior to the Closing, required for the execution, delivery, and performance by Seller of this Agreement and the Related Agreements, except for violations, defaults, conflicts or failures to obtain consents which would not have a Material Adverse Effect.

        3.3 SELECTED FINANCIAL INFORMATION. Seller has previously delivered to Buyer detailed financial information in electronic form relating to the Receivables and the Receivable Assets, which information is more particularly described in Schedule 3.3(a) (the "Files"). The Files contain data fields, including, among others, the data fields described on Schedule 3.3(b) (the "Selected Data Fields"). The information contained in the Selected Data Fields is referred to herein as the "Selected Financial Information." The Selected Financial Information is true and correct in all material respects as of July 31, 2000.

        3.4 TITLE TO RECEIVABLES AND RECEIVABLE ASSETS; ABSENCE OF LIENS. With respect to each Receivable, Seller either (1) purchased such Receivable for fair value or (2) originated such Receivable. Seller has not sold, assigned or pledged any Receivable or any Assets to any Person other than Buyer. Prior to the transfer of the Assets by Seller to Buyer and subject to the rights of the Obligors under the Lease Agreements, Seller will have good and marketable title thereto free and clear of any Lien (except for Liens in favor of Seller and Permitted Liens), and will be the sole owner thereof with full right to sell and transfer the Assets. Immediately upon the transfer thereof and subject to the rights of the Obligors under the Lease Agreements, Buyer shall acquire good and marketable title to the Assets free and clear of any Liens, except for Permitted Liens.

        3.5 [Intentionally Omitted]

        3.6 COMPLIANCE WITH LAWS.

               (a) (i) The Receivables and the Receivable Assets have been and are being originated and administered in compliance with all applicable Laws and Seller has received no notice from any Governmental Authority of a violation of any such Laws, except for possible violations that do not and would not have a Material Adverse Effect, and (ii) Seller is not a party or subject to any consent decree or Order, or any directive of any Governmental Authority, relating specifically to the origination or administration of the Receivables and Receivable Assets which will survive the Closing.

               (b) Seller owns or validly holds all Permits which are necessary for the lawful origination and administration of the Receivables and the Receivable Assets, except for such Permits the failure of which to hold would not be expected to have a Material Adverse Effect. The origination and administration of the Receivables and Receivable Assets have and are being conducted in compliance in all material respects with such Permits, except where the failure to comply would not have a Material Adverse Effect.

        3.7 [Intentionally Omitted]

        3.8 TAXES.

                (a) Except as disclosed on Schedule 3.8(a):

                      (i) Seller has accurately prepared and timely filed or caused to be filed with the appropriate Tax authority all Tax Returns required to have been filed by it under applicable law and all such Tax Returns are correct and complete in all material respects. Seller has paid or will pay all Taxes the non-payment of which could result in the creation of a Lien on any Asset.

                      (ii) Seller has paid or caused to be paid all Taxes required to have been paid by it, except for Taxes that are being contested in good faith and that are disclosed on Schedule 3.8(a). No audit adjustments have been made or proposed by any Tax authority with respect to any Asset and no issue relating specifically to any Asset has been raised by any Tax authority.

               (b) There is no lien, claim, deficiency or assessment (other than Permitted Liens) pending, filed, or asserted against Seller or its properties or assets for any alleged deficiency in Taxes. There are no agreements in effect relating to Seller or the Assets to extend the period of limitations for the assessment or collection of any Tax.

        3.9 INSURANCE. Except as set forth on Schedule 3.9, Obligors under the Receivables are required to maintain liability and property insurance in accordance with the Receivable Documents and Obligors have maintained such insurance covering losses through and including the Closing Date.

        3.10 [Intentionally Omitted]

        3.11 CONTRACTS. Except as set forth on Schedule 3.11 and except for Contracts made in connection with this Agreement and the Transaction (including the Services Agreement), following the purchase of the Assets pursuant to the terms hereof, neither the Buyer nor the Assets will be bound by or liable for
(i) any Contract made by Seller for the acquisition, sale or lease of any material portion of the Receivables or the Receivable Assets (by merger, purchase, securitization, or sale of assets or otherwise), (ii) any non-competition agreement between Seller and any Person, including any current officer or employee of Seller, relating to the origination or administration of the Receivables or Receivables Assets, (iii) any agreement requiring the payment of a commission or any compensation to any Person relating to the Assets; or
(iv) any servicing agreement relating to the Assets, (collectively, "Material Contracts"). For purposes of this Agreement, Material Contracts shall not be deemed to include, nor does Seller make any representation or warranty with respect to, any Contracts, agreements, understandings or the like which would not have a Material Adverse Effect or bind or constitute a Lien on the Assets following the Closing.

        3.12 DIVISION RECOURSE. Schedule 3.12 lists those Receivables which are the subject of any arrangement for the provision of intercompany credit support or "division recourse."

        3.13 [Intentionally Omitted]

        3.14 LITIGATION. There is no Legal Proceeding pending or threatened against Seller that questions the validity of the Transaction Documents or any action taken or to be taken by Seller in connection with, or which seeks to enjoin or obtain monetary damages in respect of, the consummation of the Transaction. Except as disclosed on Schedule 3.14, as of the Closing Date, there is no Legal Proceeding pending or to the knowledge of Seller, threatened against Seller seeking repossession of any of the Receivables or Receivable Assets or money damages specifically relating any of the Receivables or the Receivable Assets, at law, in equity or otherwise, in, before or by any Governmental Authority. Except as disclosed on Schedule 3.14, there are no unsatisfied or outstanding Orders of any Governmental Authority specifically relating to Seller and the Assets.

        3.15 [Intentionally Omitted]

        3.16 RECEIVABLES.

               (a) Each of the Receivables (i) is a genuine, legal, valid and binding obligation of Seller and each Obligor thereof enforceable in accordance with their respective terms except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and assuming the lessor or lender thereunder acts in a commercially reasonable manner and (ii) arises out of bona fide transactions in the ordinary course of Seller's business.

               (b) The Assets have been administered substantially in accordance with the Receivable Documents, and substantially in accordance with the Lease Policies. With respect to collection efforts, each Receivable is being administered substantially in accordance with the policies and practices of Seller described in the Lease Policies.

               (c) Except as otherwise set forth in Schedule 3.16(c), (i) no default or event of default (as defined in the Lease Documents) relating to any payment obligations exists and is continuing under the Receivables, (ii) to Seller's knowledge, no default or event of default (as defined in the Lease Documents) relating to any obligations other than payment obligations exists and is continuing under the Receivables, and (iii) no Receivables have been restructured or extended in connection with any such default or event of default.

               (d) The Receivable Documents constitute the legal, valid and binding obligations of the Seller and each Obligor thereof, constitute the entire agreement between the parties thereto with respect to the subject matter thereof, and are enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and assuming the lessor or lender thereunder acts in a commercially reasonable manner and constitute the entire agreement of the parties thereto with respect to the subject matter thereof.

               (e) There exist no valid offsets, defenses or counterclaims (collectively, "Defenses") against Seller with respect to the Receivable Documents or the Receivables, and notwithstanding the failure of any Receivable Document to contain a waiver of Defenses against Seller and its assigns, there are no Defenses which may be validly asserted against Seller, Buyer or its assigns and no suit or any legal proceeding, administrative, judicial or otherwise has been brought by or against Seller in connection therewith. The Receivable Documents conform to all applicable Laws in all material respects, including without limitation all applicable usury and interest limitation laws, except where the failure to do so would not have a Material Adverse Effect. There are no irrevocable credit approvals with respect to Obligors.

               (f) With respect to all Receivables, either (i) Seller is the owner of Leased Equipment under a Receivable and has good title to such Receivable and Leased Equipment free and clear of all Liens other than Permitted Liens, subject to the purchase options of the Obligors under the applicable Lease Agreement; or (ii) Seller has filed all Uniform Commercial Code financing statements (including all amendments), as applicable, with respect to such Receivables and the related Leased Equipment in all applicable jurisdictions, in accordance with the "filing matrix" forming part of the Lease Policies and has a first priority security interest in such Leased Equipment, free and clear of any Liens other than Permitted Liens.

               (g) Except as set forth on Schedule 3.16(g), no Permit of any Obligor or any third party or any filing with any Governmental Authority (but excluding any filings which may be required under the BHC Act or financing statements under the California Commercial Code) is required for the valid transfer, conveyance and assignment of the Receivables and the Receivable Assets to Buyer, and such transfer, conveyance and assignment does not conflict with, violate, result in the breach or termination of, or (after giving of notice or lapse of time or both) constitute a default under any Receivable or Receivable Asset.

               (h) Except as set forth in Schedule 3.16(h) and except for Excluded Liabilities, there are no, and Buyer shall not be required pursuant to this Agreement to assume or have any liability for, any, maintenance, product liability, manufacturer warranty, or equipment servicing obligations in connection with the Receivables or Receivable Assets, or pursuant to any Receivable Documents.

               (i) The information with respect to the Receivables and Receivable Assets set forth on, or referred to in, Schedule 3.16(i) is true and accurate in all material respects.

               (j) Intentionally Omitted.

        3.17 [Intentionally Omitted]

        3.18 LEASE POLICIES.

               (a) Schedule 3.18 sets forth a true, correct and complete description in all material respects of the policies and practices of Seller used by Seller in the origination and administration of the Receivables and Receivable Assets (the "Lease Policies").

               (b) Seller has utilized policies and procedures substantially similar to the Lease Policies in the origination and administration of the Receivables and Receivables Assets.

               (c) Except as set forth on Schedule 3.18, each Receivable has been authorized, collateralized, guaranteed and administered substantially in accordance with policies and procedures substantially similar to the Lease Policies.

        3.19 [Intentionally Omitted]

        3.20 ADDITIONAL DOCUMENTATION WARRANTIES. Except as disclosed in
Schedule 3.20:

               (a) The Receivables and Receivable Documents delivered to Buyer are the only original counterparts executed relating to the obligations of the Obligors and the Receivable Assets;

               (b) all signatures, names, addresses, amounts, descriptions of Receivable Assets and other statements and facts contained in the Receivables or Receivable Documents are genuine, true and accurate in all material respects;

               (c) the computation of all rent, interest, fees, and other charges, if any, have been accurately made in all material respects and materially conform with all applicable Laws, rules and regulations;

               (d) the Receivable Assets have been delivered (where applicable) to the Obligors and have been accepted by the Obligors and Seller has no knowledge that the Receivable Assets are not in the actual possession of and being used by such Obligor in its business operations or that they are not in good operating condition;

               (e) no Obligor is the subject of any bankruptcy or insolvency proceeding;

               (f) Seller's Receivable Files pertaining to the Receivables are accurate in all material respects;

               (g) no payments made on any Receivable have been prepaid in advance of the due date thereof or were made by any guarantor of an Obligor's obligations or made or financed, directly or indirectly, by Seller, or any Affiliate of Seller; and

               (h) no Receivable Asset has been repossessed by Seller or, to Seller's knowledge, by any other Person, or sold or substantially damaged without being repaired or in the process of being repaired, or adequately covered by enforceable casualty insurance.

        3.21 DISCLAIMER OF OTHER REPRESENTATIONS AND WARRANTIES; RELIANCE; KNOWLEDGE.

               (a) Seller does not make, and has not made, any representations or warranties relating to Seller or the Receivables or Receivable Assets or otherwise in connection with the Transaction other than those expressly set forth herein which are made by Seller. Other than the representations expressly set forth in this Agreement which are made by Seller, no Person has been authorized by Seller to make any representation or warranty relating to Seller, the origination or administration of the Receivables and Receivable Assets or otherwise in connection with the Transaction, and, if made, such representation or warranty must not be relied upon as having been authorized by Seller.

               (b) In purchasing the Receivable Assets, Seller acknowledges that Buyer shall be relying upon the representations and warranties of the Seller as to the Receivables, Receivable Assets and Receivable Documents and agrees that the knowledge by Buyer of any breach of any such warranties at the time of purchase of the Receivable Assets, or the failure of Buyer to call any such breach to the attention of Seller, shall not impair, limit or constitute any waiver of any such warranties or of the obligations of Seller with respect to the Receivables, Receivable Assets or Receivable Documents, and that Seller shall remain fully liable for any such breach in accordance with the terms of this Agreement. Furthermore, the review of any Receivables, Receivable Assets or Receivable Documents by Buyer shall not impair, limit, or constitute any waiver of any of the obligations or warranties of Seller with respect to such Receivable, Receivable Asset or Receivable Document.

               (c) Whenever a representation or warranty made by Seller herein refers to the knowledge of Seller or to Seller's knowledge, it shall be deemed to refer only to the actual knowledge on the Closing Date of those Persons listed on Schedule 3.21, who Seller represents are officers, directors, managers and employees who are charged with responsibility or oversight for the matters covered by such representation or warranty, after a commercially reasonable and good faith inquiry concerning the matters as to which such representation or warranty is made.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

               Buyer hereby represents and warrants to Seller that, except as set forth in the Disclosure Schedules, the statements contained in this Article IV are correct and complete as of the Closing Date. The Disclosure Schedules will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article IV and as follows:

        4.1 ORGANIZATION AND AUTHORITY OF BUYER. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of its State of incorporation, with the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the valid, binding and enforceable obligation of Buyer, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles. Buyer is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a materially adverse effect on the financial position of Buyer taken as a whole.

        4.2 ABILITY TO CARRY OUT THE AGREEMENT.

               (a) The execution, delivery and performance by Buyer of this Agreement and the consummation of the Transaction will not: (i) constitute a violation of any Law; (ii) conflict with or violate any provision of Buyer's certificate of incorporation or by-laws; (iii) conflict with, violate, result in the breach or termination of, or (after the giving of notice or the lapse of time or both) constitute a default or give rise to any right of termination or acceleration or right to increase the obligations or otherwise modify the terms under any Contract or Order of any Governmental Authority to which Buyer is a party or by which Buyer or any of its properties or assets is bound or subject, nor, except as listed in Schedule 4.2 (a), is the consent of any Person under any material Contract to which Buyer is a party or under Federal or State Law, which has not been obtained or will not be obtained prior to the Closing required for the performance by Buyer of this Agreement or the consummation of the Transaction.

               (b) Except where the failure to give notice, to file, or to obtain any authorization, consent or approval would not have a material adverse effect on the financial condition of Buyer or the ability of Buyer to consummate the Transactions, no Permit or waiver of declaration or filing with or notification to any Person or Governmental Authority is required on the part of Buyer in connection with the execution, delivery, or performance, of this Agreement or the consummation of the Transaction.

        4.3 FINANCIAL ABILITY TO PERFORM. Buyer will have at the Closing sufficient funds to pay the Final Amount on the terms and conditions contemplated by this Agreement and the financial ability to perform its other obligations under this Agreement. The performance of the obligations of Buyer under this Agreement is not contingent upon the availability of financing to Buyer.

        4.4 LITIGATION. There is no Legal Proceeding pending or to Buyer's knowledge threatened against Buyer that questions the validity of the Transaction Documents or any action taken or to be taken by Buyer in connection with, or which seeks to enjoin or obtain monetary damages in respect of, the consummation of the Transaction.

                                    ARTICLE V

                       CERTAIN COVENANTS AND AGREEMENTS OF
                                SELLER AND BUYER

               Buyer and/or Seller, as applicable, hereby covenant and agree as follows:

        5.1 REGULATORY FILINGS. The parties hereto shall cooperate with each other and use their reasonable efforts to promptly prepare and file all necessary documentation, to effect all necessary or required applications, notices, petitions and filings, and to obtain as promptly as practicable all Permits of all Governmental Authorities which are necessary or advisable to consummate the Transaction. Each of the parties hereto will furnish to the other party hereto such necessary information and reasonable assistance as such other party may reasonably request in connection with its preparation of necessary filings or submissions to any applicable Governmental Authority. Buyer and Seller each agree to file any information required by the HSR Act and each agrees promptly to supplement such information and promptly use reasonable efforts to effect compliance with any requirements thereof. To the extent that any application filed in connection with obtaining any such approval contains any significant information relating to Seller, prior to submitting such application to any Governmental Authority, Buyer will permit Seller to review such information and will consider in good faith the suggestions of Seller with respect thereto. Seller will have the right to reasonably approve any such information that relates to Seller. Seller shall cooperate with Buyer and Buyer's Affiliates, as applicable, in the preparation and filing of any applications, notifications or requests made by Buyer or such Affiliates in connection with such Permits, including, without limitation, by providing such information as the entity making the filing shall reasonably request.

        5.2 CONDUCT OF BUSINESS. During the period between the Closing Date and the closing of the Second Tranche, Seller shall conduct the origination of Equipment Leases and administration of the Receivables to be purchased in the Second Tranche in the ordinary and usual course of its business, in a manner consistent with past practice and with the Lease Policies.

        5.3 [Intentionally Omitted]

        5.4 [Intentionally Omitted]

        5.5 [Intentionally Omitted]

        5.6 [Intentionally Omitted]

        5.7 ANNOUNCEMENT. Neither Seller nor Buyer (nor any of their respective Affiliates or agents) will issue any press release or otherwise make any public statement (including, without limitation, any tombstone advertisement) with respect to this Agreement or the Transaction without the prior written consent of the other and its legal counsel, except as may be required by applicable Law or stock exchange rules. Each party shall give the other party a reasonable opportunity to approve any such press release prior to the issuance thereof. Furthermore, neither Seller nor Buyer will publicly disclose the Purchase Price, except as may be required by Law, stock exchange rules, regulation or legal process.

        5.8 [Intentionally Omitted]

        5.9 [Intentionally Omitted]

        5.10 [Intentionally Omitted]

        5.11 [Intentionally Omitted]

        5.12 ACCESS AND INFORMATION. During the period between the Closing Date and the closing of the Second Tranche, Seller shall afford to Buyer and its Representatives reasonable, controlled access, during regular business hours and upon reasonable advance notice, to the properties, books and records and officers and key employees of Seller which relate to the Second Tranche Assets (provided that such visits do not unreasonably interfere with or disrupt or adversely affect Seller's business).

        5.13 [Intentionally Omitted]

        5.14 [Intentionally Omitted]

        5.15 [Intentionally Omitted]

        5.16 POST-CLOSING COVENANTS AND DELIVERIES. Seller and Buyer each agree as follows with respect to the period following the Closing:

               (a) Seller agrees to deliver to Buyer (i) within seventy-five
(75) days of the Closing Date, the Receivable Files and Records for each Receivable Asset, together with other records and documentation reflecting the payment history and lease/loan performance for each Receivable Asset (including copies of Seller's credit files for each Receivable Asset); and (ii) at the request of Buyer made from time to time, either (x) any UCC-3 Financing Statements and any other documents reasonably requested by Buyer, in form and substance reasonably acceptable to Buyer and Seller, in order to give effect to the transfer of the Receivable Assets contemplated hereby or (y) a limited power of attorney, in form and substance satisfactory to Buyer and Seller, in order for Buyer to prepare and file such UCC-3 Financing Statements and other documentation as may be required to protect and evidence its interest in the Assets as contemplated hereby. Seller shall bear the expense of all filing fees, recording fees, and the like in connection with the filing or recording of assignments and other documents as necessary to evidence of record Seller's rights, titles, and interests in the Receivable Assets before or on the Closing Date, and Buyer shall bear the expense of all filing fees, recording fees and the like in connection with the filing or recording of such assignments and other documents from Seller to Buyer pursuant to this Agreement. Receivable Files and Records to be delivered pursuant to this Section shall include the Required Deliverables.

               (b) In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of Seller and Buyer will take such further action (including the execution and delivery of such further instruments and documents) as the other party reasonably may request, all the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Article IX below).

               (c) Within thirty (30) days following the Closing Date, Seller will provide such notice to Obligors under the Receivables as may be reasonably necessary regarding the change of ownership of the Assets, change in loss payee under applicable casualty insurance policies and any changes in remittance procedures and to obtain consents thereto as may be necessary or advisable, in such form as may be reasonably agreed between Buyer and Seller. Buyer will cooperate with Seller in providing such notices. Seller agrees promptly to remit to Buyer all proceeds of the Receivables purchased by Buyer hereunder and received by Seller following the Closing Date; and Buyer agrees promptly to remit to Seller all proceeds of any Receivable not purchased by Buyer hereunder and received by Buyer following the Closing Date.

               (d) Pursuant to the Services Agreement, Seller shall provide certain transition services to Buyer and Buyer shall provide certain servicing functions with respect to the Assets, as more fully described therein.

               (e) Buyer and Seller shall each cooperate with the other to make available to the other all financial, Tax and other information reasonably required in connection with (a) any audit or other investigation by any Governmental Authority or any required reports or submissions (including any consolidated financial or statutory reporting obligations of the other or its Affiliates) to Governmental Authorities with respect to the Assets or the Assumed

Liabilities relating to any period (or portion thereof) ending on or before or that includes the Closing Date, and (b) matters relating to insurance coverage of the Assets or the Assumed Liabilities, third-party litigation, claims, proceedings and investigations. Buyer and Seller shall each preserve such information for the longer of (i) the applicable Tax-related statute of limitations or (ii) the period of time that such party preserves similar information with respect to its other assets. Any information obtained pursuant to this Section 5.16(e) or pursuant to any other section hereof providing for the sharing of information shall be kept confidential by each of the parties and their representatives pursuant to the terms of Article XI.

               (f) Seller makes, constitutes and appoints Buyer and its successors and assigns as Seller's true and lawful attorney-in-fact, in its name or otherwise, for the express limited purposes set forth herein to expire twelve
(12) months after the Closing Date, but only to the extent necessary to effect the purposes of this Agreement, with specific power to negotiate or endorse all notes, checks, money orders, drafts, and other evidences of payment to be applied to the Assets. Seller makes, constitutes and appoints Buyer and its successors and assigns as Seller's true and lawful attorney-in-fact, in its name or otherwise, for the express limited purposes set forth herein to expire thirty-six (36) months after the Closing Date, but only to the extent necessary to effect the purposes of this Agreement, with specific power to and to sign or endorse title certificates, assignments, insurance policies and other related instruments as may from time to time be necessary or appropriate to implement the transactions contemplated by this Agreement. Seller agrees that the foregoing powers are irrevocable, so long as Buyer has acquired and retained an interest in the Assets, notwithstanding any reason, including, without limitation, Seller's dissolution, merger, consolidation or any other corporate change. Seller shall, at Buyer's reasonable request, execute appropriate separate instruments evidencing the foregoing.

               (g) Seller shall deliver as promptly as practicable, but in any event not later than thirty (30) days following the Closing Date, any letters of credit, Security Deposits and guarantees included in the collateral or as credit support for the Receivables, reissued with the Buyer as the stated beneficiary thereof. Until delivered to Buyer, Seller shall administer each such letter of credit or guarantee consistent with past practice for the benefit and account of Buyer or, if directed by Buyer, pursuant to any reasonable request by Buyer, including, without limitation, drawing on, or making a demand under, any letter of credit, Security Deposits or guaranty in accordance with the terms thereof. To the extent necessary to permit any such draw by Seller, Buyer shall assign and Seller shall accept title to the subject Receivable, provided that all proceeds therefrom shall be for the benefit and account of Buyer.

               (h) Within thirty (30) days following the Closing Date, Buyer and Seller shall enter into the Services Agreement.

               (i) Within thirty (30) days following the Closing Date, Buyer shall deliver to Seller valid resale or tax exemption certificate(s) for each taxing jurisdiction in which the Assets are located on the date of the Closing.


                                   ARTICLE VI

                         CONDITIONS PRECEDENT OF SELLER

               The obligation of Seller to consummate the Transaction is subject to the fulfillment of each of the following conditions prior to or at the
Closing:

        6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer made hereunder shall be true in all material respects at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement and except to the extent that any representation and warranty is made as of a specified date, in which case such representation and warranty shall be true in all material respects as of such date.

        6.2 COVENANTS AND AGREEMENTS. Buyer shall have performed and complied in all material respects with all of its covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

        6.3 [Intentionally Omitted]

        6.4 NO PROHIBITION. No injunction, restraining order or decree of any Governmental Authority shall be in effect which prohibits Buyer or Seller or any of their respective Affiliates, or any of the principals, officers or directors of any of them, from consummating the Transaction, and the Transaction is not otherwise prohibited by Law.

        6.5 [Intentionally Omitted]

        6.6 [Intentionally Omitted]

                                   ARTICLE VII

                          CONDITIONS PRECEDENT OF BUYER

               The obligation of Buyer to consummate the Transaction is subject to the fulfillment of each of the following conditions prior to or at the
Closing:

        7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller made hereunder shall be true in all material respects at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement and except to the extent that any representation and warranty is made as of a specified date, in which case such representation and warranty shall be true in all material respects as of such date.

        7.2 COVENANTS AND AGREEMENTS. Seller shall have performed and complied in all material respects with all of its respective covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

        7.3 [Intentionally Omitted]

        7.4 NO PROHIBITION. No injunction, restraining order or decree of any Governmental Authority shall be in effect which prohibits Buyer or Seller or any of their respective Affiliates, or any of the principals, officers or directors of any of them, from consummating the Transaction, and the Transaction is not otherwise prohibited by Law.

        7.5 [Intentionally Omitted]

        7.6 [Intentionally Omitted]

                                  ARTICLE VIII

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

        8.1 SURVIVAL. The respective representations and warranties of Seller and of Buyer in this Agreement and in any Related Agreement shall survive the Closing.

                                   ARTICLE IX

                                 INDEMNIFICATION

        9.1 INDEMNIFICATION OF BUYER AND ANY AFFILIATE OF BUYER. Subject to the limitations expressly set forth in Section 9.4, in the last sentence of Section 1.7(a) and in Section 1.8(d), Seller agrees to defend, indemnify and hold harmless Buyer, Buyer Designee, any Affiliate thereof and the Representatives of each of them and their respective successors and assigns (individually, a "Buyer Indemnitee," and collectively, the "Buyer Indemnitees"), against and in respect of all:

               (a) losses, damages, deficiencies, obligations or liabilities ("Losses") resulting from (i) any failure of any representation or warranty of Seller contained in this Agreement or any Related Agreement to be true in all material respects or (ii) the failure of Seller to comply in all material respects with any covenants or agreements in this Agreement to be performed, fulfilled, or otherwise complied with by Seller;

               (b) Losses relating to (i) for Pre-Effective Date Taxes, (ii) any violation or purported violation by Seller of Environmental Law, (iii) product liability or warranty claims relating to Seller or the Assets, (iv) patent infringement claims relating to the Assets or (v) the ownership or administration of the Assets prior to the Closing Date; and

               (c) actions, suits, proceedings, claims, liabilities, demands, assessments, judgments, costs and expenses (collectively, "Costs"; Costs and Losses together shall hereinafter be referred to as "Damages"), including reasonable attorneys' fees incurred by or on behalf of any Buyer Indemnitee in connection with any action, suit, proceeding or claim resulting from the foregoing;

provided that Seller shall not be liable for the payment of any portion of such Damages resulting from the gross negligence or willful misconduct of a Buyer Indemnitee or the breach of a requirement of Law or of this Agreement by a Buyer Indemnitee. Upon receiving knowledge of any Loss asserted by a Buyer Indemnitee, such Buyer Indemnitee shall give Seller notice of the matter and an opportunity to defend it at Seller's cost and expense.

        9.2 INDEMNIFICATION OF SELLER AND ANY AFFILIATE OF SELLER. Subject to the limitations expressly set forth in Section 9.4, Buyer agrees to defend, indemnify and hold harmless Seller, any Affiliate of Seller and the Representatives of each of them, and their respective successors and assigns (individually, a "Seller Indemnitee", and collectively, the "Seller Indemnitees"), against and in respect of all:

               (a) Losses resulting from (i) any failure of any representation or warranty of Buyer contained in this Agreement or any Related Agreement to be true in all material respects, (ii) the failure of Buyer to comply in all material respects with any covenants or agreements in this Agreement to be performed, fulfilled, or otherwise complied with by Buyer (iii) any Assumed Liabilities expressly assumed by Buyer hereunder, including, without limitation, Post-Effective Date Taxes; and

               (b) All Damages, including reasonable attorneys' fees incurred by Seller Indemnitees in connection with any action, suit, proceeding or claim, resulting from the foregoing;

provided that Buyer shall not be liable for the payment of any portion of such Damages resulting from the gross negligence or willful misconduct of a Seller Indemnitee or the breach of a requirement of Law or of this Agreement by a Seller Indemnitee. Upon receiving knowledge of any Loss asserted by a Seller Indemnitee, such Seller Indemnitee shall give Buyer notice of the matter and an opportunity to defend it at Buyer's cost and expense.

        9.3 REMEDIES. Except as provided in Section 1.7 and Section 1.8 and except with respect to equitable remedies, the parties hereto agree that the sole and exclusive remedies of Buyer and Seller as to all Damages arising from or otherwise in connection with the Transaction shall be restricted to the indemnification rights set forth in this Article IX. The indemnification obligations of the parties with respect to Third Party Claims (as defined below) shall be effected pursuant to the procedures set forth in Section 9.5 of this Agreement. For all other indemnification claims among the parties the determination of the amount of any Damages for which Buyer or Seller shall be entitled to indemnification shall be made by mutual agreement or, failing such agreement, in accordance with the procedures set forth in Section 12.17 of this Agreement. Except as provided in Section 1.7 and Section 1.8 or with respect to equitable remedies, each party hereby waives, to the extent it may do so, any other rights or remedies that may arise under any applicable Law.

        9.4 CERTAIN LIMITATIONS. The liability of Seller and Buyer, as applicable, for claims for indemnification under this Agreement shall be limited by the following:

               (a) Seller shall have no liability (for indemnification or otherwise) with respect to matters described in clause (a)(i) of Section 9.1, until the total of all Damages with respect to such matters exceeds $250,000 and then only for the amount by which such Damages exceeds $250,000.

               (b) Indemnity payments made under this Agreement shall be adjusted to reflect the extent to which any Federal, state, local or foreign Tax liabilities of Seller Indemnitee or Buyer Indemnitee, as applicable, or any of their respective Affiliates is decreased by reason of any Damages in respect of which such Seller Indemnitee or Buyer Indemnitee, as applicable, shall be entitled to indemnity under this Agreement or to reflect any Tax detriments suffered by the recipients of such indemnity payments as a result of the receipt thereof.

               (c) No Damages shall be recoverable by a Seller Indemnitee or Buyer Indemnitee with respect to any matter which is actually recovered by such party under insurance policies, or for which recovery from a third party may be sought, with respect to such Damages, to the extent proceeds of insurance, or other third party recoveries, are paid or payable (net of expenses of collection).

               (d) Any payment required under Section 9.1(a)(i) paid to any Buyer Indemnitee or any Seller Indemnitee, as the case may be, shall be treated by Buyer and Seller as a further adjustment of the Purchase Price.

               (e) Except with respect to obligations of confidentiality, neither party will be liable to the other for any lost profits, loss of data, loss of use, cost of cover, business interruption or other special incidental, indirect, punitive or consequential damages, however caused, under any theory of liability, arising from the performance of, or relating to, this Agreement or any Related Agreement.

        9.5 PROCEDURES RELATING TO INDEMNIFICATION FOR THIRD PARTY CLAIMS.

               (a) In the event indemnification is sought for a claim arising out of or involving a claim or demand made by any Person not a party to this Agreement (a "Third Party Claim"), the Buyer Indemnitee or Seller Indemnitee, whichever is making the claim for indemnification (the "Indemnified Party") shall promptly notify the party from which indemnification is sought (the "Indemnifying Party") of such claim as provided below. Failure to promptly notify the Indemnifying Party shall not relieve such Indemnifying Party from any liability it may have under Article IX, except to the extent such Indemnifying Party shall have been prejudiced by such failure; provided, that any costs and expenses (including the fees and expenses of any consultants, attorneys, accountants or other Persons) incurred by such Indemnified Party prior to the date of such notice shall be solely for the account for the Indemnified Party and not the Indemnifying Party. In order for an Indemnified Party to be entitled to the indemnification provided for under this Agreement in respect of a Third Party Claim, such Indemnified Party must notify (the "Indemnification Notice") the Indemnifying Party in writing, and in reasonable detail, of the Third Party Claim within fifteen (15) days after receipt by such Indemnified Party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been materially prejudiced as a result of such failure in its ability to defend the suit, action, claim, proceeding or investigation for which such indemnification is sought thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within five days after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

               (b) Upon receipt of an Indemnification Notice, the Indemnifying Party shall be entitled, at its option and at its cost and expense, to assume the defense of such Third Party Claim with counsel selected by such Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided that notice of the Indemnifying Party's intention to assume such defense shall be delivered by the Indemnifying Party to the Indemnified Party within fourteen (14) days after the Indemnified Party gives the Indemnifying Party an Indemnification Notice.

Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party for legal fees and expenses subsequently incurred by the Indemnified Party in connection with the defense thereof except as provided below. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. Notwithstanding the foregoing, the reasonable fees and expenses (including, without limitation, any reasonable fees paid to witnesses) of such counsel for the Indemnified Party shall be at the sole expense of the Indemnifying Party if
(i) the employment of such counsel shall have been authorized by the Indemnifying Party; (ii) the Indemnifying Party shall not have promptly retained counsel reasonably satisfactory to the Indemnified Party to take charge of the defense of such suit, action, claim, proceeding or investigation, or (iii) the Indemnified Party shall have been advised by counsel in writing that under applicable standards of professional conduct there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party; provided, that in no event shall the Indemnifying Party be required to pay the reasonable fees and expenses of more than one counsel retained by the Indemnified Party with respect to any one suit, action, claim, proceeding or investigation). If the Indemnified Party shall engage its own counsel pursuant to clause (i), (ii) or (iii) above, the Indemnifying Party shall not have the right to direct the defense of any suit, action, claim, proceeding or investigation on behalf of the Indemnified Party. In addition, if the Indemnifying Party fails to give the Indemnified Party the notice complying with the provisions stated above within the fourteen-day period, the Indemnified Party shall have the right to assume control of the defense of the Third Party Claim and all Losses in connection therewith shall be reimbursed by the Indemnifying Party upon demand of the Indemnified Party. If at any time after the Indemnifying Party assumes the defense of a Third Party Claim, any of the conditions set forth in clause (i), (ii) or (iii) of this subsection (b) comes into existence, the Indemnified Party shall have the same rights as set forth above as if the Indemnifying Party had never assumed the defense of such claim. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof.

               (c) If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, all parties hereto shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of Records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

               (d) If an Indemnifying Party elects to assume the defense of any suit, action, claim, proceeding or investigation for which it is called upon to indemnify an Indemnified Party pursuant to this Article IX: (i) no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnified Party's prior written consent (which consent shall not be unreasonably withheld or delayed); and (ii) the Indemnifying Party shall have no liability with respect to any compromise or settlement thereof effected without its consent. Notwithstanding the foregoing, if any Indemnified Party determines in good faith that there is a reasonable probability that an action may materially adversely affect one or more of its ongoing businesses other than solely as a result of monetary damages, such Indemnified Party may, by written notice to the Indemnifying Party, assume the exclusive right to defend, compromise or settle such action, and the Indemnifying Party's indemnity obligation terminates upon receipt of such notice.

               (e) Whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnifying Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnified Party's prior written consent (which consent shall not be unreasonably withheld).

               (f) Notwithstanding the foregoing provisions of Section 9.5, each party shall control the defense of all Third Party Claims which relate to income Taxes of such party or any Affiliate thereof for any period that includes any date on or after the Closing Date ("Income Tax Claim"). Each party shall provide the other with such information as such party reasonably requests concerning the progress of an Income Tax Claim and no party shall settle or compromise an Income Tax Claim without the consent of the Indemnified Party, not to be unreasonably withheld or delayed.

               (g) Notwithstanding the foregoing provisions of Section 9.5, Seller shall control the defense (at its cost) of all Third Party Claims which relate to environmental liability, products liability or manufacturer's liability ("Manufacturer's Claim"). Each party shall provide the other with such information as such party reasonably requests concerning the progress of a Manufacturer's Claim and no party shall settle or compromise an Manufacturer's Claim without the consent of the Indemnified Party, not to be unreasonably withheld or delayed.

        9.6 SURVIVAL. This Article IX shall survive termination of this Agreement without limitation.

                                    ARTICLE X

                  CERTAIN TAX MATTERS COVENANTS AND AGREEMENTS

        10.1 PAYMENT OF TRANSACTION TAXES AND FILING FEES. Buyer is responsible and shall reimburse Seller for one half of all state or local transfer, sales or use, UCC filing fees, notarial or similar fees or Taxes (excluding any income Taxes) arising as a result of the sale of the Assets and the Transaction ("Sales Taxes"); provided, however, that Buyer shall be responsible for and shall reimburse Seller for all of the Sales Taxes in those states which require all such Sales Taxes to be passed on to buyers. Notwithstanding the foregoing, Buyer shall not be responsible for one half of, and Seller shall pay and hold Buyer harmless from and against, any Sales Taxes imposed by Arkansas, California, Michigan, Missouri, Nevada, Rhode Island or Tennessee, or any local subdivision therein, to the extent that such Sales Taxes would not have been imposed but for the failure of Seller to have collected transfer, sales, use or similar Tax on rent received in support of Assets subject to such Tax in such state or local subdivision thereof. Each Party shall be responsible for its respective income Taxes arising out of the sale of the Assets and the Transaction.

        10.2 PRE-EFFECTIVE DATE TAXES. Seller shall pay all Pre-Effective Date Taxes, including Pre-Effective Date Taxes that may be due after the Closing Date. All ad valorem or other property Taxes imposed with respect to the Assets for the year of sale shall be divided between Buyer and Seller based on the number of days in such year prior to and after the Effective Date. Notwithstanding anything to the contrary in this Agreement, Seller shall be entitled to receive from Buyer amounts received by Buyer from any Obligor with respect to ad valorem or other property Taxes which are Pre-Effective Date Taxes paid by Seller under the first sentence of this Section 10.2. Buyer and Seller shall agree upon the procedures pursuant to which the ad valorem or other property Taxes for the year of sale will be paid and the procedures pursuant to which Seller will be reimbursed for amounts collected by the Buyer from the Obligors for ad valorem or other property Taxes which are Pre-Effective Date Taxes paid by Seller under the first sentence of this Section 10.2. Seller shall deliver to Buyer copies of all exemption certificates for sales, use and personal property Taxes with respect to Seller and the Assets by the Effective Date.

        10.3 COOPERATION. After the Closing Date, Seller and Buyer shall assist one another in preparing any Tax Returns the other party is required to file, cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns, make available to the other and to any taxing authority as reasonably requested all information, records and documents relating to Taxes and cooperate with one another in connection with the establishment of any exemption from Taxes. Seller shall retain all Tax records pertaining to Seller and the Assets in accordance with its retention policies applicable to its other Tax records.

                                   ARTICLE XI

                                 CONFIDENTIALITY


        11.1 DEFINITION OF CONFIDENTIAL INFORMATION. "Confidential Information" means all oral and written information and material, in tangible and intangible form (including, without limitation, technical, operating, business and financial information), that the disclosing Party ("Discloser") furnishes or makes available to the receiving Party ("Recipient"), directly or indirectly, in connection with this Agreement, together with analyses, compilations, forecasts, studies or other documents prepared by Recipient or its Representatives that contain or otherwise reflect such information. The following will not be considered Confidential Information:

                      (i) Information that was already known to the Recipient or to any of its Affiliates prior to disclosure of such information to the Recipient by the Discloser;

                      (ii) Information that is disclosed to the Recipient or to any of its Affiliates without obligation of confidentiality by a third party whom the Recipient reasonably believes has the right to make such disclosure;

                      (iii) Information that is in the public domain or hereafter enters the public domain through no fault of the Recipient or its Affiliates;

                      (iv) Information that is independently developed by Recipient; and;

                      (v) Information that is disclosed by Recipient with Discloser's prior written approval.

        11.2 CONFIDENTIAL OBLIGATION.

               The Recipient shall, during the term of this Agreement and for a period of three (3) years beyond the expiration or termination of this Agreement, (a) keep the Confidential Information that it receives in confidence;
(b) protect it with the same degree of care as the Recipient treats its own confidential information; (c) not, without the prior written consent of the Discloser, disclose or permit Confidential Information to be disclosed to anyone other than the Recipient's Representatives who have a legitimate need to know the Confidential Information in order for the parties to negotiate, participate in, or perform related services with respect to the Program; and (d) not use and not permit its Representatives to use the Confidential Information for any reason other than for purposes of this Agreement and the Transaction. The Recipient shall be responsible for compliance with this Agreement by its Affiliates and Representatives. Upon termination of this Agreement, and upon written request of the Discloser, the Recipient of Confidential Information will promptly return such Confidential Information to the Discloser or destroy it, at the Recipient's election.

        11.3 PERMITTED DISCLOSURES.

               (a) GOVERNMENTAL DISCLOSURES. If the Recipient or any of the Recipient's Representatives are requested or become legally compelled (by applicable Law, oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, or similar process) or is required by a Governmental Authority to make any disclosure that is prohibited or otherwise constrained by this Agreement, the Recipient or such Representative, as the case may be, will provide the Discloser with prompt notice of such request so that it may seek an appropriate protective order or other appropriate remedy. Subject to the foregoing, the Discloser or such Representative may furnish that portion (and only that portion) of the Confidential Information that the Recipient reasonably believes it is legally compelled or is otherwise required to disclose.

               (b) SYNDICATION AND SECURITIZATION. Buyer may disclose Confidential Information as necessary in Buyer's reasonable opinion in the ordinary course of syndicating or securitizing any Assets, provided that all parties to which Confidential Information is disclosed agrees to comply with the provisions of this Article XI.

               (c) SELLER AFFILIATES. Seller may disclose Confidential Information to its Subsidiaries and Affiliates, as well as to the Hewlett-Packard group of companies, as well as to their respective directors, officers, employees, agent, advisors, auditors and Representatives, provided that: (i) these companies may only use the Confidential Information to the same extent Seller is permitted to do so hereunder, and (ii) these companies agree to abide by this Article XI.

               (d) BUYER AFFILIATES. Buyer may disclose Confidential Information to its Affiliates and Subsidiaries, including, without limitation, Mizuho Holdings, Inc., The Dai-Ichi Kangyo Bank and The CIT Group, Inc., as well as to their respective directors, officers, employees, agents, advisors, auditors and Representatives, provided that: (i) these companies may only use the Confidential Information to the same extent Buyer is permitted to do so hereunder, and (ii) these companies agree to abide by this Article XI.

               (e) REGULATORY REQUIREMENTS. Buyer may disclose Confidential Information in the course of any examination of Buyer or any of its Affiliates or Subsidiaries, or in obtaining any approvals relating to the Transaction, by any bank, securities, tax or other Federal or state authority having jurisdiction over it, provided that Buyer shall inform any such Governmental Authority of the confidential nature of the information.

                                   ARTICLE XII

                                  MISCELLANEOUS

        12.1 EXPENSES. Each of the parties hereto shall pay the fees and expenses of its respective counsel, accountants and other experts and, except as otherwise provided in Section 10.1, shall pay all other expenses incurred by it in connection with the negotiation, preparation and execution of this Agreement and the consummation of the Transaction. Buyer shall be responsible for all costs and expenses of Buyer relating to any bank regulatory approvals which may be required to be obtained by it in connection with the Transaction.

        12.2 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

        12.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States, return receipt requested, upon receipt; (b) if sent by reputable overnight air courier (such as DHL or Federal Express), two Business Days after being so sent; (c) if sent by telecopy transmission, with a copy mailed on the same day in the manner provided in clause (a) or (b) above, when transmitted and receipt is confirmed by telephone; or (d) if otherwise actually personally delivered, when delivered, and shall be sent or delivered as follows:

               If to Seller, to:

                      Agilent Technologies, Inc.
                      5301 Stevens Creek Blvd.
                      Santa Clara, California  95015
                      Telephone:  408-553-2700
                      Telecopy:   408-246-7293
                      Attention:  Vice President, Customer Services

               with a copy to:

                      Agilent Technologies, Inc.
                      Legal Department
                      395 Page Mill Road
                      Palo Alto, California  94306
                      Telephone: 650-752-5000
                      Telecopy:  650-752-5735
                      Attention: Vice President and Assistant General Counsel
                                 Commercial Practice Group

                      If to Buyer, to:

                             The CIT Group/Equipment Financing, Inc.
                             900 Ashwood Parkway, Suite 600
                             Atlanta, Georgia  30338
                             Telephone:  (770) 206-9273
                             Telecopy:  (770) 677-3429
                             Attention:  Ed Hetherington

                      with a copy to:

                             The CIT Group
                             650 CIT Drive
                             Livingston, New Jersey 07039
                             Telephone:  (973) 740-5000
                             Telecopy:   (973) 740-5148
                             Attention:  Executive Vice President-Credit

                      with a copy to:

                             Schulte Roth & Zabel LLP
                             900 Third Avenue
                             New York, New York 10022
                             Telephone:  (212) 756-2000
                             Telecopy:   (212) 593-5955
                             Attention:  Michael C. Mulitz, Esq.

Such names and addresses may be changed by such notice.

        12.4 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits attached hereto, all of which are a part hereof) and the Related Agreements contain the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter. There are no promises, representations, warranties, agreements or undertakings of any party hereto with respect to the Transaction other than those set forth herein or made hereunder or under the Exhibits and Related Agreements.

        12.5 AMENDMENTS. This Agreement may be amended or modified only by a written instrument executed by the parties or their respective successors or assigns.

        12.6 HEADINGS; REFERENCES. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles," "Sections," or "Schedules" shall be deemed to be references to Articles or Sections hereof or Schedules hereto unless otherwise indicated.

        12.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        12.8 PARTIES IN INTEREST; ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon Seller and Buyer and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person not a party to this Agreement any rights or remedies under or by reason of this Agreement. No party to this Agreement may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement; provided, however, that Buyer may assign its rights under this Agreement to Buyer Designee. Notwithstanding the assignment of this Agreement pursuant to the provisions stated herein above, it is understood and agreed that the assignor shall remain responsible for its obligations under this Agreement.

        12.9 SEVERABILITY; ENFORCEMENT. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or unenforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provisions shall be interpreted to be only so broad as is enforceable.

        12.10 WAIVER. Any of the conditions to Closing set forth in this Agreement may be waived in writing at any time prior to or at the Closing hereunder by the party or parties entitled to the benefit thereof. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be waiver of any other or subsequent breach or non-compliance.

        12.11 RELATIONSHIP BETWEEN THE PARTIES. The parties agree that this is an arm's length transaction in which the parties' undertakings and obligations are limited to the performance of their obligations under this Agreement. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE PARTIES EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY OR REPRESENTATION AS TO CONDITION, MERCHANTABILITY OR SUITABILITY AS TO ANY OF THE ASSETS.

        12.12 CONSTRUCTION. Buyer and Seller have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

        12.13 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

        12.14 TRANSFER LAWS. Buyer acknowledges that Seller will not comply with the provisions of any bulk transfer laws of any jurisdiction in connection with the transactions contemplated by this Agreement and Buyer shall not be responsible for any violations in connection with such noncompliance.

        12.15 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF THE PARTIES ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE PARTIES WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

        12.16 CONSENT TO JURISDICTION. EACH OF THE PARTIES HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN SANTA CLARA COUNTY, STATE OF CALIFORNIA, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON-CONVENIENS. EACH OF THE PARTIES HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN SECTION 11.3 AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

        12.17 DISPUTE RESOLUTION.

               (a) The parties agree to make a good faith attempt to resolve any dispute or claim arising out of or related to this Agreement through negotiation. Within ten (10) Business Days after notice of a dispute or claim is given by either party to the other party, each party will meet and make a good faith attempt to resolve such dispute or claim and will continue to negotiate in good faith in an effort to resolve the dispute or renegotiate the applicable section or provision without the necessity of any formal proceedings. During the course of negotiations under this Section 12.17(a), all reasonable requests made by one party to the other for information, including requests for copies of relevant documents, shall be honored. The specific format for such discussions will be left to the discretion of the designated representatives of each party, but may include the preparation of agreed upon statements of fact or written statements of position furnished to the other party.

               (b) If any disputes or claim arising out of or related to this Agreement is not settled by the parties within ten (10) Business Days after the meeting of each party under Section 12.17(a), the parties will direct their respective legal departments to meet and make a good faith attempt to resolve such dispute or claim. If such meetings fail to resolve such dispute or claim within 10 Business Days after notice from one party to the other that dispute resolution procedures pursuant to this Section 20.17(b) have reached impasse, then either party may elect to resolve such dispute or claim by litigation by appropriate proceedings.

               (c) Nothing herein, however, will prohibit either party from initiating litigation proceedings if such party would be substantially prejudiced by a failure to act during the time that such good faith efforts are being made to resolve the dispute or claim through negotiation.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    AGILENT TECHNOLOGIES, INC.

                                    By: /s/ Sheila B. Robertson
                                        ---------------------------------------
                                            Vice President, Customer Service
                                        ---------------------------------------

                                                        NAME AND TITLE

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                    By: /s/ George A. Curnow
                                        ---------------------------------------
                                            Vice President
                                        ---------------------------------------

                                                        NAME AND TITLE

Disclosure Schedules.

Agilent agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

                                    EXHIBIT A

                                   DEFINITIONS

        "Adjustment" has the meaning given to such term in Section 1.6(c).

        "Agreement" has the meaning given to such term in the preamble to the Agreement.

        "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing. For purposes of this definition, Agilent Financial Services, Inc. shall in no event be deemed to be an Affiliate of Seller.

        "Assets" means the Receivables and the Receivable Assets, collectively.

        "Assumed Liabilities" has the meaning given to such term in Section 1.3.

        "Backlog" means all rights and obligations of Seller existing as of November 1, 2000 under Leases for Equipment entered into by Seller in the ordinary course of Seller's Business, in connection with which orders for Equipment have been placed but not shipped to Obligors and the associated Leases have not been funded, subject to approval by Buyer in accordance with its normal credit policies.

        "BHC Act" means the Bank Holding Company Act of 1956, as amended.

        "Business Day" means any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the States of New York, Georgia or California are authorized or required by Law to be closed.

        "Buyer" has the meaning given to such term in the preamble to this Agreement.

        "Buyer Designee" shall mean Agilent Financial Services, Inc., a wholly owned subsidiary of Buyer.

        "Buyer Indemnitee" has the meaning given to such term in Section 9.1.

        "Closing" has the meaning given to such term in Section 2.1.

        "Closing Allocation Table" has the meaning given to such term in Section 1.6(b).

        "Closing Date" has the meaning given to such term in Section 2.1.

        "Closing Documents" has the meaning given to such term in Section 2.2.

        "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "Collections" means, in respect of any Receivable, all cash collections and other cash and non-cash proceeds of such Receivable, as applicable, including, without limitation, Security Deposits, lease payments, prepayments, penalties and any interest payments, interest penalties or interest charges, or late payment charges and the proceeds of enforcement or sale of any Receivable and/or the related Receivable Assets.

        "Commitments" has the meaning given to such term in Section 1.2(a).

        "Confidential Information" has the meaning given to such term in Section 11.1.

        "Contract" means any mortgage, bond, indenture, lien, lease, franchise, license, permit, contract, agreement, obligation, trust or instrument (but such definition shall not include the Receivables or any Receivable Assets).

        "Costs" has the meaning given to such term in Section 9.1(c).

        "Damages" has the meaning given to such term in Section 9.1(c).

        "Defenses" has the meaning given to such term in Section 3.16(e).

        "Discloser" has the meaning given to such term in Section 11.1.

        "Disclosure Schedules" has the meaning set forth in Article III hereof.

        "Effective Date" means November 1, 2000.

        "Environmental Law" means any Law concerning (i) Releases into the natural environment, (ii) protection or cleanup of the natural environment, or
(iii) protection of employee health and safety, and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Water Act (33 U.S.C.
Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
Section 136 et seq.), and the Occupational Safety and Health Act (29 U.S.C.
Section 651 et seq.), as such laws have been or hereafter may be amended or supplemented, and the regulations promulgated pursuant thereto, and any and all analogous state or local statutes and the regulations promulgated pursuant thereto.

        "Equipment" means the equipment made available for lease or financing by Seller to Obligors pursuant to the Receivables.

         "Estimated Allocation Table" has the meaning given to such term in
Section 1.6(a).

        "Estimated Purchase Price" means an amount equal to $269,055,625.24.



        "Excluded Assets" means all assets, properties and rights of Seller which do not constitute Receivables or Receivable Assets, including, without limitation, (a) any cash (other than any unapplied proceeds of any Assets); (b) [intentionally omitted]; (c) the Second Tranche Assets and any assets pertaining to the Subsequent Tranches; (d) the rights to any of Seller's claims for any federal, state, local, or foreign tax refunds; (e) all franchises, approvals, permits, licenses, orders, registrations, certificates, variances or other similar rights obtained by Seller or any of its Subsidiaries or Affiliates from Governmental Authorities; (f) all claims and rights with respect to any litigation including any right to receive the proceeds of any damages, awards, compensation, judgments or settlements pertaining thereto; (g) any trademark, service mark, brand name, certification mark, tradename, corporate name or other rights and the goodwill associated therewith; (h) any Receivable written-off or due from any customers or clients that file a petition for Chapter 7 or Chapter 11 bankruptcy protection or commence any state insolvency proceeding, or clients who terminate, or send a notice of termination of, the Receivable Agreement with Seller prior to the Closing Date; (i) rights to Insurance Proceeds relating to Equipment or Obligors for claims asserted prior to the Closing Date; (j) all assets held in inventory for lease or sale in the ordinary course of Seller's business; (k) all furniture, fixtures, equipment and other tangible personal property of Seller; and (p) all real property, intangible personal property, chattel paper, intellectual property and other assets, property or rights of Seller which do not constitute Receivables or Receivable Assets.

        "Excluded Liabilities" means any liability or obligation of Seller which is not an Assumed Liability, including without limitation, (a) any liability or obligation of Seller for Pre-Effective Date Taxes (whether in connection with the Assets or otherwise); (b) any liability or obligation of Seller in respect of indebtedness for money borrowed; (c) any liability or obligation of Seller for any Taxes as a result of the transfer of the Assets (other than as expressly provided in this Agreement); (d) any liability or obligation pertaining to any of the Excluded Assets, Second Tranche Assets or assets associated with the Subsequent Tranches; (e) any liability (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due) relating to the ownership or administration of the Assets prior to the Closing Date, including any liability or obligation with respect to claims or counterclaims to the extent they relate to acts or omissions by Seller prior to the Closing Date, whether or not such claims are asserted before, on or after the Closing Date; (f) any liability or obligation relating to maintenance obligations in connection with the Receivables or Receivable Assets or pursuant to any Receivable Documents; (g) any liability or obligation of Seller which may be made by or asserted against Seller as manufacturer of Equipment, including without limitation, product liability, product performance or warranty claims (whether or not disclaimed by Seller in any Receivable Document); (h) any liability or obligation with respect to Environmental Laws relating to Seller and the Assets; (i) any liability or obligation of Seller under any guaranties, indemnity agreements, line of credit agreements or similar to any Person relating to the Assets; and (j) liabilities and obligations arising from claims for preferential transfers that have been asserted as of the Closing Date.

        "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average quotations, for the day, of such transactions received by the Buyer from three Federal funds brokers of recognized standing selected by it.

        "Files" has the meaning given to such term in Section 3.3.

        "Final Amount" means an amount equal to the Estimated Purchase Price as adjusted by the amount of the Adjustment to determine the Purchase Price following the Closing Date pursuant to the terms of this Agreement.

        "First Tranche" has the meaning given to such term in Section 1.1(a).

        "Governmental Authority" means any nation or government, any state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or any agency or instrumentality thereof, or any court or arbitrator (public or private).

        "Hazardous Material" means any substance, material or waste, or any constituent thereof, which is regulated by or forms the basis of liability under any Environmental Law, including, without limitation, any material or substance which is defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste," "subject waste," "contaminants," "toxic waste" or "toxic substance." under any provision of Environmental Law, including, without limitation, petroleum products, asbestos and polychlorinated biphenyls.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder.

        "Indemnified Party" has the meaning given to such term in Section
9.5(a).

        "Indemnifying Party" has the meaning given to such term in Section
9.5(a).

        "Income Tax Claim" has the meaning given to such term in Section 9.5(f).

        "Ineligible Accounts" has the meaning given to such term in Section 1.6(b).

        "Insurance Policy" means, with respect to each Receivable, any insurance policy benefiting the owner of the Receivable providing loss, physical damage, theft, credit, disability, breakdown, liability or similar coverage with respect to the Leased Equipment or the Obligor.

        "Insurance Proceeds" means proceeds paid by any insurer pursuant to any Insurance Policy.

        "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation, order, decree, arbitration award, judgment or other requirement of any Governmental Authority.

        "Lease" means a lease or financing for Equipment originated or purchased by Seller.

        "Lease Agreement" means the definitive and collective documentation containing the terms and conditions of any Lease.

        "Lease Policies" means the policies and procedures used by Seller in the origination and administration of the Receivables and Receivables Assets and described on Schedule 3.18.

        "Leased Equipment" means, with respect to each Receivable, the Equipment that is leased to an Obligor pursuant to such Receivable.

        "Legal Proceeding" means any judicial, administrative or arbitration, suit, proceeding (public or private), examination, audit, claim or governmental proceeding.

        "Lien" means any security interest, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach by operation of Law.

        "Losses" has the meaning given to such term in Section 9.1(a).

        "Manufacturer's Claim" has the meaning given to such term in Section 9.5(f).

        "Material Adverse Effect" means any material adverse effect on (i) the Receivables or Receivable Assets taken as a whole, (ii) the enforceability of this Agreement, or (iii) the ability of any party to perform its obligations under this Agreement or the Related Agreements.

        "Material Contract" has the meaning given to such term in Section 3.11.

        "Obligor" means each Person (other than the lessor and other than Seller, except for obligations stated in Section 5.4 from which the Seller has not been released) who is obligated under a Receivable.

        "Oplink Pool" has the meaning given to such term in Section 1.8(a).

        "Oplink Receivable" means the Receivable whose Obligor is Oplink Communications.

        "Order" means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

        "Past Due Account" has the meaning given to such term in Section 1.8(c).

        "Permit" means any approval, authorization, consent, registration, franchise, license, permit or certificate by any Governmental Authority or any other Person, including, without limitation, any filings under the HSR Act and the BHC Act.

        "Permitted Liens" means (i) any Liens reflected in the Selected Financial Information, (ii) any Liens that do not materially interfere with the use of the operating Assets, (iii) the interests of Obligors in any Equipment leased to such Obligors under the Receivables, (iv) any Liens for taxes and assessments not yet past due or which are being contested in good faith, (v) any Liens created by, through or under the Buyer or its Affiliates or assignees, or
(vi)
with respect to Equipment, materialmen's, warehousemen's, mechanics' and other Liens arising by operation of Law in the ordinary course of business for sums not due.

        "Person" means any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "Pool" has the meaning given to such term in Section 1.8.

        "Post-Effective Date Taxes" means Taxes which are incurred in or are attributable to any Tax Period commencing on or after the Effective Date (including Taxes allocated to Buyer under Section 10.2).

        "Pre-Effective Date Taxes" means Taxes which are incurred in or attributable to any Tax Period ending prior to the Effective Date (including Taxes allocated to Seller under Section 10.2).

        "Purchase Price" has the meaning given to such term in Section 1.5 and subject to adjustment pursuant to the terms of this Agreement.

        "Receivable(s)" means, with respect to the First Tranche, the Leases of Equipment executed by the Obligors thereunder and listed on Schedule 3.16(i) hereto. With respect to the Second Tranche, Receivables means the Leases of Equipment executed by the Obligors thereunder and listed on a Schedule attached to the Second Tranche Addendum.

        "Receivable Assets" has the meaning given to such term in Section 1.2.

        "Receivable Documents" means, with respect to each Receivable, the Lease Agreement, the original title document relating to the Equipment, documents relating to vendor recourse and other documents included in the Receivables File.

        "Receivable File" means, as to each Receivable and as available at the principal office of Seller, (i) the fully executed original of the Lease Agreement (together with any agreements modifying the Lease Agreement, including, without limitation, any extension agreement), (ii) the original title document for the related Leased Equipment or a duplicate certified by the appropriate Governmental Authority which issued the original thereof or the application for such title document, (iii) documents evidencing or relating to any Insurance Policy, (iv) documents evidencing any vendor recourse, (v) the original credit application of each Obligor, fully executed on the customary form used by Seller for such applications, and (vi) all documentation evidencing any guarantees or right to recourse against any other third party with respect to such Receivable.

        "Recipient" has the meaning given to such term in Section 11.1.

        "Records" means all Receivable Documents and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks and punch cards) maintained by Seller with respect to any Receivable and the related Obligors, in which Receivable Buyer has acquired an interest pursuant to the Purchase Agreement; provided, however, that Records shall not include documents, books or records of Seller relating to Taxes.

        "Related Agreements" has the meaning given to such term in Section
3.1(b).

        "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment including, without limitation, the movement of any Hazardous Material or other substance through or in the air, soil, surface water, groundwater or property.

        "Representative" means a Party's directors, officers, employees, counsel, representatives, accountants and auditors.

        "Repurchase Asset" has the meaning given to such term in Section 1.7(a).

        "Repurchase Price" means, with respect to any Asset, the price equal to the portion of the Purchase Price allocated to such Asset pursuant to Section
2.3 of this Agreement, less all amounts received by Buyer in respect thereof which are allocable to the net asset value of such Asset, plus interest thereon at the Federal Funds Rate from the Closing Date to the date of the payment.

        "Required Deliverables" means, with respect to each Receivable, an original copy of the Lease Agreement and all schedules thereto and appropriate evidence of title to the related Receivable Asset.

        "Residual Interests" has the meaning given to such term in Section
1.2(a).

        "Sales Taxes" has the meaning given to such term in Section 10.1.

        "Second Tranche" has the meaning given to such term in Section 1.1(b).

        "Second Tranche Addendum" has the meaning given to such term in Section 1.1(b).

        "Second Tranche Assets" means the Receivables and related Receivable Assets relating to the Second Tranche, together with the Backlog.

        "Second Tranche Closing" means the Closing of the Second Tranche pursuant to the Second Tranche Addendum anticipated to occur on or before December 15, 2000, or on such other date as may be agreed by Buyer and Seller.

        "Security Deposit" means, with respect to any Receivable, the refundable security deposit (if any) specified in such Receivable.

        "Selected Data Fields" has the meaning given to such term in Section
3.3.

        "Selected Financial Information" has the meaning given to such term in
Section 3.3.

        "Seller" has the meaning given to such term in the preamble to the Agreement.

        "Seller Indemnitee" has the meaning given to such term in Section 9.2.

        "Services Agreement" means the agreement between Buyer and Seller substantially in the form of Exhibit D hereto, to be attached by the Parties and entered into prior to the Effective Date.

        "Statement of Adjustments" has the meaning given to such term in Section 1.6(b).

        "Subsequent Tranches" means the purchase by Buyer or an affiliate or designee of Buyer of any additional Leases and related Equipment and other assets originated and owned by Seller (or an affiliate of Seller) in connection with Seller's global operations, but not including in any event the purchase by Seller of the Receivables or the Receivable Assets pursuant to this Agreement.

        "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other corporate or business entity, enterprise or organization that is directly or indirectly controlled by such Person.

        "Tax" means all federal, state, local and foreign taxes, charges, fees, levies or other similar assessments or liabilities (including, without limitation, income, receipts, ad valorem, value added, excise, property (whether real or personal property), sales, rental, occupation, service, stamp, use, licensing, withholding, employment, payroll, share, capital, surplus, franchise or other taxes), whether computed on a separate, consolidated, unitary or combined basis or in any other manner, and includes any interest, fines, penalties, assessments, deficiencies or additions to tax.

        "Tax Returns" means any returns, renditions, declarations, reports, claims for refund, and any informational returns or statements, including any schedules or attachments thereto, required to be supplied to a taxing authority in connection with or relating to Taxes.

        "Third Party Claim" has the meaning given to such term in Section
9.5(a).

        "Transaction" has the meaning given to such term in Section 3.1(b).

        "Transaction Documents" means the Agreement, the Closing Documents and the Related Agreements.

        "Trigger Event" means, with respect to any Receivable, any event at which time a periodic payment relating to such Receivable becomes more than sixty (60) days past due or when, for any other reason, Buyer determines, in accordance with its normal credit policies that such Receivable is uncollectible, or is or has been past due as a result of financial inability of the Obligor to pay (rather from administrative or other reasons).

        "UNL Pool" has the meaning given to such term in Section 1.8(a).

                                    EXHIBIT B

         FORM OF ASSIGNMENT, BILL OF SALE AND ASSUMPTION OF LIABILITIES

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and acting pursuant to and in accordance with the terms of the Asset Purchase Agreement dated September 29, 2000 (the "Agreement") by and between AGILENT TECHNOLOGIES, INC. (the "Seller"), a Delaware corporation, and THE CIT GROUP/EQUIPMENT FINANCING, INC. (the "Buyer"), a New York corporation, the Seller does hereby sell, transfer, assign absolutely, set over and otherwise convey to AGILENT FINANCIAL SERVICES, INC., as Buyer Designee ("AFS") as of the date hereof all the right, title and interest of the Seller in and to, and all the rights, benefits and obligations arising from and in connection with, the Receivables and the Receivable Assets. The parties intend and agree that the conveyance of the Seller's right, title and interest in and to the Receivables and the Receivable Assets pursuant to the Agreement shall constitute an absolute sale, except as otherwise provided in the Agreement. Seller hereby covenants that it will, at any time upon request of Buyer or AFS, execute and deliver to Buyer or AFS, as the case may be, any new or confirmatory instruments and do and perform any other acts which Buyer or AFS may reasonably request in order to fully assign and transfer to and vest in Seller's right, title and interest in all of the Receivables and Receivable Assets.

        In further consideration for the conveyance of the Receivables and the Receivable Assets, each of the Buyer and AFS, for the benefit of the Seller, in accordance with the terms and provisions of the Agreement, hereby expressly assumes and agrees to duly and timely perform, pay and discharge from this date forward, all debts, obligations, commitments and liabilities of the Seller identified as the Assumed Liabilities. Anything in the previous sentence to the contrary notwithstanding, no Excluded Liabilities shall be included in the Assumed Liabilities.

        All references to "Seller," "Buyer" and "AFS" herein shall be deemed to include their respective nominees, successors and assigns, where the context permits. Certain capitalized terms used in this Assignment and Bill of Sale shall have the respective meanings assigned to them in the Agreement.

        This Assignment and Bill of Sale is an integral part of the transactions contemplated under the Agreement which is governed by California law, and Seller, Buyer and AFS hereby agree that this Assignment and Bill of Sale shall also be construed and enforced in accordance with the laws of the State of California without regard to conflicts of laws rules.

        IN WITNESS WHEREOF, the undersigned has caused this Assignment and Bill of Sale to be duly executed this 29th day of September, 2000.

                                        AGILENT TECHNOLOGIES, INC.



                                        By:
                                           -------------------------------------

                                        Name:

                                        Title:
                                              ----------------------------------



                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                        By:
                                           -------------------------------------

                                        Name:

                                        Title:
                                              ----------------------------------





                                        AGILENT FINANCIAL SERVICES, INC.

                                        By:
                                           -------------------------------------

                                        Name:

                                        Title:
                                              ----------------------------------

                                    EXHIBIT C

                              FORM OF LEGAL OPINION



        I have acted as counsel for Agilent Technologies, Inc., a Delaware corporation (the "Seller"), in connection with a sale of Receivables and Receivable Assets to The CIT Group/Equipment Financing, Inc. (the "Buyer") under the Asset Purchase Agreement dated as of September 29, 2000 (the "Agreement"). I am rendering this opinion pursuant to Section 2.2(b) of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the meanings given to them in the Agreement.

        As used herein, the term "Asset Purchase Documents" shall mean the Asset Purchase Agreement and the Related Agreements.

        In connection with this opinion, I have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Asset Purchase Documents by the various parties and upon originals or copies certified to my satisfaction of such records, documents, certificates, opinions, memoranda and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below.

        Where I render an opinion "to the best of my knowledge" or concerning an item "known to me" or my opinion otherwise refers to my knowledge, it is based solely upon (a) an inquiry by me of the Seller; (b) receipt of a certificate executed by an officer of the Seller covering such matters, and (c) such other investigation, if any, that I specifically set forth herein.

        In rendering this opinion, I have assumed the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to me as originals; the conformity to originals of all documents submitted to me as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by Seller of the Asset Purchase Documents) where authorization, execution and delivery are prerequisites to the effectiveness of such documents. I have also assumed that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Asset Purchase Documents; that the Asset Purchase Documents are obligations binding upon you; if you are a corporation or other entity, that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Asset Purchase Documents that would modify or interpret the terms of the Asset Purchase Documents or the respective rights or obligations of the parties thereunder.

        My opinion is expressed with respect only to the laws of the State of California. I express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than California are applicable to the subject matter hereof. My opinion is expressed only as to the outcome that would pertain were

California law (excluding choice of law principles and excluding the effect of any law other than California law) the sole law applicable to the subject matter hereof.

        I express no opinion relative to the applicability or effect of any law, rule or regulation relating to securities or to the sale or issuance thereof.

        On the basis of the foregoing, in reliance thereon, and with the foregoing qualifications, I am of the opinion that:

1 Seller has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2 The execution and delivery by Seller of the Asset Purchase Agreement and of any other Asset Purchase Documents to which Seller is a party and the selling of Seller pursuant thereto do not violate any provision of Seller's Articles of Incorporation or Bylaws, and do not constitute a material default under the provisions of any material agreement known to me to which Seller is a party or by which it is bound, and do not violate or contravene (i) any governmental statute, rule or regulation applicable to Seller or (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against Seller and of which I am aware, the violation or contravention of which would materially and adversely affect Seller, its assets, financial condition or operations.

3 The Asset Purchase Agreement and any other Asset Purchase Documents to which Seller is a party have been duly and validly authorized, executed and delivered by the Seller and constitute valid and binding agreements of Seller enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by (a) general equity principles and to limitations on the availability of equitable relief including specific performance; (b) the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally, including but not limited to those affecting the rights of secured creditors; (c) limitations on a seller's ability to waive rights or benefits given by statute or otherwise; and (d) the effect of California Civil Code Section 1717 on the recovery of attorneys' fees in contract actions.

        This opinion is intended solely for your benefit and is not to be made available to or relied upon by any other person, firm, or entity without my prior written consent.

Very truly yours,



TIMOTHY O'LEARY

Vice President and Assistant General Counsel

                                    EXHIBIT D

                           FORM OF SERVICES AGREEMENT



                                [to be attached]


                                      D-1